January 24, 2019 2018 Fourth Quarter Earnings Investor Presentation Exhibit 99.2

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.    Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) an ongoing investigation by the SEC as well as any related litigation or other litigation may result in adverse findings, reputational damage, the imposition of sanctions, increased costs, the diversion of management time and resources, and other negative consequences; (ii) the costs and effects of litigation generally, including legal fees and other expenses, settlements and judgments; (iii) the risk that the savings we actually realize from our recently announced reduction in force and planned reduction in use of third party advisors will be less than anticipated and the risk that the costs associated with the reduction in force will be greater than anticipated; (iv) risks that the Company’s merger and acquisition transactions may disrupt current plans and operations and lead to difficulties in customer and employee retention, risks that the costs, fees, expenses and charges related to these transactions could be significantly higher than anticipated and risks that the expected revenues, cost savings, synergies and other benefits of these transactions might not be realized to the extent anticipated, within the anticipated timetables, or at all; (v) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including but not limited to the effectiveness of our underwriting practices and the risk of fraud, any of which credit and operational risks may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan and lease portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vi) the quality and composition of our securities portfolio; (vii) changes in general economic conditions, either nationally or in our market areas, or changes in financial markets; (viii) continuation of or changes in the short-term interest rate environment, changes in the levels of general interest rates, volatility in the interest rate environment, the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (ix) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (x) our ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund our activities; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, increase our allowance for loan and lease losses, write-down asset values or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, any of which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including, without limitation, changes in tax laws and policies and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xvi) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xvii) the network and computer systems on which we depend could fail or experience a security breach; (xviii) our ability to attract and retain key members of our senior management team; (xix) the dependency of our single family residential mortgage loan origination business on third party mortgage brokers who are not contractually obligated to business with us; (xx) increased competitive pressures among financial services companies; (xxi) changes in consumer spending, borrowing and saving habits; (xxii) the effects of severe weather, natural disasters, acts of war or terrorism and other external events on our business; (xxiii) the ability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) share price volatility and reputational risks, related to, among other things, speculative trading and certain traders shorting our common shares and attempting to generate negative publicity about us; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.   Forward-looking Statements

Strong Organic Loan Growth Continuation of Balance Sheet Re-Mix Disciplined Expense Management Held for investment loans grew by $448 million, or 6% QoQ (25% annualized) – Gross loan commitment originations of $1 billion at an average production yield of 5.26% – C&I portfolio grew by $268 million on $445 million of new commitments Noninterest expense totaled $49.6 million Net benefit of $3.4 million from non-recurring items, primarily comprised of $2.7 million in net recoveries of legal fees, $1.1 million in project related expense, and $1.8 million in gain from the sale of an owned branch Credit and Capital Net charge-offs totaled $2.2 million, primarily from two credits: one C&I and one SBA NPAs1 / Assets of 0.21%, unchanged from a year ago, and ALLL / Loans1 of 0.81%, up from 0.74% a year ago Total delinquencies (delinquent non-PCI loans to total non-PCI loans) of 0.53% Common Equity Tier 1 ratio of 9.53% Fourth Quarter 2018 Highlights Continuing to Build a Core Commercial Banking Platform Reduced securities by $67 million, primarily driven by a net decline in collateralized loan obligations (“CLOs”) from call activity totaling $129 million, offset by purchases of $79 million Sold remaining $132 million portfolio of commercial mortgage-backed securities (“CMBS”) in early January 2019 and recognized a $3.3 million other than temporary impairment (“OTTI”) in the fourth quarter Held for investment. Core deposit balances stable from prior quarter owing to a focus on gathering lower costing deposits Deposit outflows primarily in transactional accounts Stabilization of Core Deposits

Dollars in millions. Q4 Strategic Asset Sheet Re-Mix Activities 1 2 Total Assets1 2 1 Strategic Asset Re-Mix Continues Re-Mix of Balance Sheet Toward Core Held for Investment (“HFI”) Loans Through Reduced Securities Securities declined by $67 million in Q4 primarily due to $129 million in CLO call activity, $11 million related to an MBS repayment, and a $6 million decrease in fair value. This activity was partially offset by $79 million in CLO purchases. HFI loans increased by $448 million, or 6% from the prior quarter

BANC Strategic Roadmap: Scorecard

Building Core Earnings Power for Sustainable Growth and Returns Over the Long Term

Strategy Components	Tracking Guideposts	FY 2018 Results
Build Core Deposits	Core Deposit Balance Growth	Core deposits increased $579 million (10%) In Q1, completed the run-off of $207 million of legacy high-rate, high-volatility deposits
Amplify Lending	Annual Net Loan Growth Loan Originations Securities / Total Assets (%)	HFI loan growth of $1 billion, or 16% $3.55 billion of gross loan commitment originations Securities / Total Assets of 19%, down from 25% at prior YE
Normalize Expenses	Noninterest Expenses[1] / Average Assets	NIE[1] / Average Assets of 2.11%, down from 2.33% for Q4'17 Continuing to invest in sales and origination teams while driving efficiencies in support areas
Creating Stockholder Value	ROAA ROATCE[2]	0.44% 3.76% Called $40 million of preferred equity with an 8% dividend

1 Operating expenses, non-GAAP measure, see reconciliation on slide 21.
2 Non-GAAP measure, see reconciliation on slide 20.

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Dollars in millions. Core deposits defined as non-brokered deposits. Deposit Composition1 Build Core Deposits: Stabilization of Core Deposit Base Core Deposits Stable from prior quarter BANC 2

Gross loan commitment originations. Dollars in thousands. CRE includes Construction. 2018 gross loan production1 of $3.55 billion at 5.14% average production yield HFI Loan Production Yields vs. Portfolio Yields2 14% 28% Amplify Lending: Growing Loan Balances Higher average production Yields driven by 15% sequential growth in C&I portfolio BANC 14% 28% 31% Q/Q Q/Q Q/Q 3

Net Interest Margin Re-mix of Assets, Liability Funding and Deposit Strategy In Process Net Interest Margin Components Interest Earning Assets1 Average, dollars in billions. Includes loans held for sale and other interest-earning assets. Dollars in millions, consolidated operations. Interest Income3 2

Loss on investments in alternative energy partnerships create tax credits to offset expense incurred. Continuing operations operating expense less non-recurring adjustments. Non-GAAP measure: Reconciliation table above. Continuing operations noninterest expense excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets. Normalize Expenses: Leveraging Expenses Efficiently Simplifying Operating Model and Delivering Operational Efficiencies BANC < 2

Includes non-recurring items, loss on investments in alternative energy partnerships, and income tax expense required to reach a normalized rate of 20%. Non-GAAP measure: Reconciliation table above. Loss on investments in alternative energy partnerships create tax credits to offset expense incurred. Q4 includes a $1.6mm return to tax provision adjustment. Focusing on Core, Sustainable Returns Q4 Including Non-Recurring Items Shown Below Diluted EPS – Continuing Operations Reported Adjusted for non-recurring items $ $ $ $

BANC

Creating Stockholder Value: Strategic Target Tracking

Focused on Building Core Earnings Power for Sustainable Growth and Returns Over the Long Term

Financial Metric	Long-Term Strategic Operating Targets	FY 2018	Plan Tracking	Comments
Growth / Balance Sheet:				
- Loan Growth (HFI)[1]	*Mid-Teens*	+16%		Fourth quarter realized an annualized growth rate of 25%
- Deposit Growth (ex-brokered)[2]	*Low-to-Mid Teens*	+10%		Early Innings of Deposit & Treasury Management Build Out
- Securities / Total Assets	15% – 20%	19%		High end of Target
Operating Metrics:				
- NIM	*3.00% – 3.20%*	2.95%		Deposit competition pressuring NIM
- NIE[3] / Average Assets	*<2.00%*	2.11%		Trending Toward Target
- Tax Rate	*20% – 25%*	11.85%		FY 2018 Tax Rate Normalized in 2nd Half
Returns:				
- ROAA	*1%+*	0.44%		
- ROATCE[4]	*12%+*	3.76%		

1 Annualized. 2 Annualized ex-brokered, ex-IB run off deposits. 3 Continuing operations noninterest expenses excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets. See page 21 for Non-GAAP reconciliation. 4 Non-GAAP measure, see reconciliation on slide 20.

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NPLs & REO1 Asset Quality Remains Strong Disciplined Credit Culture Continues to Drive Strong Asset Quality NPL: Non-performing loans and leases. OREO: Other real estate owned. Dollars in millions, held for investment. ALLL: Allowance for loan and lease losses. NPAs / Equity ALLL2 and NPL Coverage Total Delinquent Loans / Total Loans

Tangible Equity / Tangible Assets1 Capital Ratios Exceeding Basel III Guidelines Tier 1 Risk-Based Capital Ratio Supported by $231 Million of Preferred Equity Common Equity Tier 1 Ratio (“CET1”) Tangible Common Equity / Tangible Assets1 Tier 1 Risk-Based Capital Ratio Non-GAAP measure. Reconciliation on slide 20. % % % %

Appendix

Securities Portfolio Dollars in millions. 2 Based on par value balances of rated securities, data at December 31, 2018. 3 Sold remaining $132 million portfolio of CMBS in early January 2019 and recognized a $3.3 million OTTI in 2018 Q4. 4 Dollars in billions. 5 BBB less than 0.05% but greater than 0.00%. Securities Portfolio Detail1 Security Type Amortized Cost 4Q18 Amortized Cost 3Q18 Q4 Change Fair Value 4Q18 Book Yield 4Q18 Duration 4Q18 Gov’t & Agency (Agency MBS) $ 462 $ 473 ($ 11) $ 437 2.57% 7.17 CLOs 1,431 1,481 (50) 1,422 4.23% 0.33 CMBS 132 136 (4) 132 3.75% 5.95 Other 2 1 1 2 n/m n/m Total Securities 2,027 2,091 (64) 1,993 3.82% 2.27 Portfolio Profile2 Credit Rating1,5 Portfolio Average Balances and Yields4 Composition3

Collateralized Loan Obligation ("CLO") Portfolio Composition Diversified, Highly Rated Portfolio with Historically Low Credit Risk Data as of December 31, 2018 From 4,322 S&P rates US “1.0” CLO tranches from 1994-2009. S&P has also rated over 5,700 US CLO tranches since 2009, with zero defaults. Source: Wells Fargo Securities, S&P Top 10 Industry Holdings1 Balanced Portfolio of Mostly Senior Debt Adheres to Strong Credit Culture1 BANC’s portfolio is well diversified across a wide spectrum of industries Top 10 holdings represent 62% of portfolio No industries outside of top 10 represent more than 3.4% of total holdings Exposure to Oil & Gas and Metal & Mining industries total 3.1% No single manager represents more than 8% of total holdings S&P Rated CLOs Historically Have Low Default Rates2 1994 – 2009 AA and AAA rated tranches had default rate of 0.2% in total Since 2009, there have been no defaults of AA and AAA rated tranches BANC’s CLO Portfolio Composition, Yields and Performance1

BANC Fast Facts & Preferred Equity Capital Structure

(Dollars in millions)[1]	4Q18	3Q18	2Q18	1Q18	4Q17
Total assets[2]	$ 10,630	$ 10,261	$ 10,319	$ 10,329	$ 10,328
Securities available-for-sale	1,993	2,060	2,297	2,425	2,575
Loans and leases receivable	7,701	7,253	7,036	6,931	6,659
Total deposits	7,917	7,402	7,136	7,110	7,293
Net interest income	70.7	71.2	72.8	71.4	73.2
Provision for loan and lease losses	6.7	1.4	2.7	19.5	5.1
Total noninterest income	2.4	4.8	8.1	8.6	5.7
Noninterest expense[3,4]	48.8	58.4	60.7	59.8	62.4
Loss on investments in alternative energy partnerships	0.8	2.5	1.8	n/m	4.0
Total noninterest expense - reported	49.6	60.9	62.5	59.8	66.4
Net Income	10.8	10.4	13.9	7.1	10.9
Diluted earnings per share	$ 0.12	$ 0.06	$ 0.16	$ 0.03	$ 0.11
Return on average assets[2]	0.43%	0.43%	0.58%	0.34%	0.44%
Efficiency Ratio[2,5]	67.09%	77.88%	73.50%	65.70%	75.46%

Preferred Equity	Class / Series	CUSIP	Issue Date	Amount Out ($000)	Dividend Rate / Coupon (%)	First Callable Date
Preferred Equity: Non-Cumulative, Perpetual	E	05990K874	2/8/2016	125,000	7.00%	3/15/2021
Preferred Equity: Non-Cumulative, Perpetual	D	05990K882	4/8/2015	115,000	7.375%	6/15/2020
Total Preferred Equity				**$240,000**		

1 All figures from continuing operations unless noted; dollars in millions unless noted per share or percentage.
2 Consolidated operations; Efficiency ratio adjusted for including the pre-tax effect of investments in alternative energy partnerships.
3 Excluding loss on investments in alternative energy partnerships. 4 Non-GAAP measure. Reconciliation within table above. 5 Non-GAAP measure. Reconciliation on slide 18.

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This presentation contains certain financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These measures include noninterest expense from continuing operations, operating expense from continuing operations, non-interest expense to average assets, and diluted earnings per common share from continuing operations, adjusted for non-recurring items, each excluding loss on investments in alternative energy partnerships and the latter three adjusted for non-recurring items. Management believes that these particular measures provide useful supplemental information in understanding our core operating performance. These measures should not be viewed as substitutes for measures determined in accordance with GAAP, nor are they necessarily comparable to non‐GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 8, 9, 18, and 21 of this presentation. Non-GAAP measures in this presentation also include tangible equity to tangible assets, tangible common equity to tangible assets, return on average tangible common equity, and adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships. These particular measures are used by management in its analysis of the Company's capital strength and the performance of the Company’s businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company and the performance of its businesses. These measures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 18-21 of this presentation. Non-GAAP Financial Information

Non-GAAP Reconciliation Adjusted Efficiency Ratio Including the Pre-tax Effect of Investments in Alternative Energy Partnerships

Non-GAAP Reconciliation Tangible Common Equity to Tangible Assets and Tangible Equity to Tangible Assets

Non-GAAP Reconciliation Return on Average Tangible Common Equity

Non-GAAP Reconciliation Non-Interest Expense / Average Assets 1. Continuing operations noninterest expenses excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets.